Exhibit 99.2
This exhibit provides additional information concerning the implications, on a historic basis, of the Company's change in its accounting policy for pension accounting.
CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	6,418	—	6,418
Cost of sales	(5,226)	(11)	(5,237)
Gross profit	1,192	(11)	1,181
Selling, general and administrative expenses	(507)	(323)	(830)
Amortization of intangible assets	(51)	—	(51)
Research and development expenses	(102)	(2)	(104)
Other (charges) gains, net	(14)	—	(14)
Foreign exchange gain (loss), net	(4)	—	(4)
Gain (loss) on disposition of businesses and assets, net	(3)	—	(3)
Operating profit (loss)	511	(336)	175
Equity in net earnings (loss) of affiliates	242	—	242
Interest expense	(185)	—	(185)
Refinancing expense	(3)	—	(3)
Interest income	2	—	2
Dividend income - cost investments	85	—	85
Other income (expense), net	5	—	5
Earnings (loss) from continuing operations before tax	657	(336)	321
Income tax (provision) benefit	(48)	103	55
Earnings (loss) from continuing operations	609	(233)	376
Earnings (loss) from operation of discontinued operations	(6)	—	(6)
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	2	—	2
Earnings (loss) from discontinued operations	(4)	—	(4)
Net earnings (loss)	605	(233)	372
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	605	(233)	372
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	605	(233)	372
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	609	(233)	376
Earnings (loss) from discontinued operations	(4)	—	(4)
Net earnings (loss)	605	(233)	372
Earnings (loss) per common share - basic
Continuing operations	3.84	(1.47)	2.37
Discontinued operations	(0.02)	—	(0.02)
Net earnings (loss) - basic	3.82	(1.47)	2.35
Earnings (loss) per common share - diluted
Continuing operations	3.81	(1.46)	2.35
Discontinued operations	(0.02)	—	(0.02)
Net earnings (loss) - diluted	3.79	(1.46)	2.33
Weighted average shares - basic	158,359,914	—	158,359,914
Weighted average shares - diluted	159,830,786	—	159,830,786

EX 99.2 - 1

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	6,763	—	6,763
Cost of sales	(5,329)	(17)	(5,346)
Gross profit	1,434	(17)	1,417
Selling, general and administrative expenses	(536)	(269)	(805)
Amortization of intangible assets	(62)	—	(62)
Research and development expenses	(96)	(2)	(98)
Other (charges) gains, net	(48)	—	(48)
Foreign exchange gain (loss), net	—	—	—
Gain (loss) on disposition of businesses and assets, net	(2)	—	(2)
Operating profit (loss)	690	(288)	402
Equity in net earnings (loss) of affiliates	192	—	192
Interest expense	(221)	—	(221)
Refinancing expense	(3)	—	(3)
Interest income	3	—	3
Dividend income - cost investments	80	—	80
Other income (expense), net	14	—	14
Earnings (loss) from continuing operations before tax	755	(288)	467
Income tax (provision) benefit	(149)	108	(41)
Earnings (loss) from continuing operations	606	(180)	426
Earnings (loss) from operation of discontinued operations	2	—	2
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	(1)	—	(1)
Earnings (loss) from discontinued operations	1	—	1
Net earnings (loss)	607	(180)	427
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	607	(180)	427
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	607	(180)	427
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	606	(180)	426
Earnings (loss) from discontinued operations	1	—	1
Net earnings (loss)	607	(180)	427
Earnings (loss) per common share - basic
Continuing operations	3.88	(1.16)	2.72
Discontinued operations	0.01	—	0.01
Net earnings (loss) - basic	3.89	(1.16)	2.73
Earnings (loss) per common share - diluted
Continuing operations	3.81	(1.13)	2.68
Discontinued operations	0.01	—	0.01
Net earnings (loss) - diluted	3.82	(1.13)	2.69
Weighted average shares - basic	156,226,526	—	156,226,526
Weighted average shares - diluted	158,970,283	—	158,970,283

EX 99.2 - 2

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	5,918	—	5,918
Cost of sales	(4,738)	(12)	(4,750)
Gross profit	1,180	(12)	1,168
Selling, general and administrative expenses	(505)	(93)	(598)
Amortization of intangible assets	(61)	—	(61)
Research and development expenses	(70)	—	(70)
Other (charges) gains, net	(46)	—	(46)
Foreign exchange gain (loss), net	(3)	—	(3)
Gain (loss) on disposition of businesses and assets, net	8	—	8
Operating profit (loss)	503	(105)	398
Equity in net earnings (loss) of affiliates	168	—	168
Interest expense	(204)	—	(204)
Refinancing expense	(16)	—	(16)
Interest income	7	—	7
Dividend income - cost investments	73	—	73
Other income (expense), net	7	—	7
Earnings (loss) from continuing operations before tax	538	(105)	433
Income tax (provision) benefit	(112)	40	(72)
Earnings (loss) from continuing operations	426	(65)	361
Earnings (loss) from operation of discontinued operations	(80)	—	(80)
Gain (loss) on disposition of discontinued operations	2	—	2
Income tax (provision) benefit from discontinued operations	29	—	29
Earnings (loss) from discontinued operations	(49)	—	(49)
Net earnings (loss)	377	(65)	312
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	377	(65)	312
Cumulative preferred stock dividends	(3)	—	(3)
Net earnings (loss) available to common stockholders	374	(65)	309
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	426	(65)	361
Earnings (loss) from discontinued operations	(49)	—	(49)
Net earnings (loss)	377	(65)	312
Earnings (loss) per common share - basic
Continuing operations	2.73	(0.42)	2.31
Discontinued operations	(0.31)	—	(0.31)
Net earnings (loss) - basic	2.42	(0.42)	2.00
Earnings (loss) per common share - diluted
Continuing operations	2.69	(0.41)	2.28
Discontinued operations	(0.31)	—	(0.31)
Net earnings (loss) - diluted	2.38	(0.41)	1.97
Weighted average shares - basic	154,577,441	—	154,577,441
Weighted average shares - diluted	158,385,497	—	158,385,497

EX 99.2 - 3

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	5,082	—	5,082
Cost of sales	(4,079)	(16)	(4,095)
Gross profit	1,003	(16)	987
Selling, general and administrative expenses	(474)	(127)	(601)
Amortization of intangible assets	(77)	—	(77)
Research and development expenses	(70)	(3)	(73)
Other (charges) gains, net	(136)	—	(136)
Foreign exchange gain (loss), net	2	—	2
Gain (loss) on disposition of businesses and assets, net	42	—	42
Operating profit (loss)	290	(146)	144
Equity in net earnings (loss) of affiliates	99	—	99
Interest expense	(207)	—	(207)
Refinancing expense	—	—	—
Interest income	8	—	8
Dividend income - cost investments	57	—	57
Other income (expense), net	4	—	4
Earnings (loss) from continuing operations before tax	251	(146)	105
Income tax (provision) benefit	243	51	294
Earnings (loss) from continuing operations	494	(95)	399
Earnings (loss) from operation of discontinued operations	6	—	6
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	(2)	—	(2)
Earnings (loss) from discontinued operations	4	—	4
Net earnings (loss)	498	(95)	403
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	498	(95)	403
Cumulative preferred stock dividends	(10)	—	(10)
Net earnings (loss) available to common stockholders	488	(95)	393
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	494	(95)	399
Earnings (loss) from discontinued operations	4	—	4
Net earnings (loss)	498	(95)	403
Earnings (loss) per common share - basic
Continuing operations	3.37	(0.66)	2.71
Discontinued operations	0.03	—	0.03
Net earnings (loss) - basic	3.40	(0.66)	2.74
Earnings (loss) per common share - diluted
Continuing operations	3.14	(0.60)	2.54
Discontinued operations	0.03	—	0.03
Net earnings (loss) - diluted	3.17	(0.60)	2.57
Weighted average shares - basic	143,697,904	—	143,697,904
Weighted average shares - diluted	157,124,676	—	157,124,676

EX 99.2 - 4

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2008
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	6,823	—	6,823
Cost of sales	(5,567)	(52)	(5,619)
Gross profit	1,256	(52)	1,204
Selling, general and administrative expenses	(545)	(486)	(1,031)
Amortization of intangible assets	(76)	—	(76)
Research and development expenses	(75)	(9)	(84)
Other (charges) gains, net	(108)	—	(108)
Foreign exchange gain (loss), net	(4)	—	(4)
Gain (loss) on disposition of businesses and assets, net	(8)	—	(8)
Operating profit (loss)	440	(547)	(107)
Equity in net earnings (loss) of affiliates	172	—	172
Interest expense	(261)	—	(261)
Refinancing expense	—	—	—
Interest income	31	—	31
Dividend income - cost investments	48	—	48
Other income (expense), net	3	—	3
Earnings (loss) from continuing operations before tax	433	(547)	(114)
Income tax (provision) benefit	(63)	5	(58)
Earnings (loss) from continuing operations	370	(542)	(172)
Earnings (loss) from operation of discontinued operations	(120)	—	(120)
Gain (loss) on disposition of discontinued operations	6	—	6
Income tax (provision) benefit from discontinued operations	24	—	24
Earnings (loss) from discontinued operations	(90)	—	(90)
Net earnings (loss)	280	(542)	(262)
Net (earnings) loss attributable to noncontrolling interests	1	—	1
Net earnings (loss) attributable to Celanese Corporation	281	(542)	(261)
Cumulative preferred stock dividends	(10)	—	(10)
Net earnings (loss) available to common stockholders	271	(542)	(271)
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	371	(542)	(171)
Earnings (loss) from discontinued operations	(90)	—	(90)
Net earnings (loss)	281	(542)	(261)
Earnings (loss) per common share - basic
Continuing operations	2.44	(3.66)	(1.22)
Discontinued operations	(0.61)	—	(0.61)
Net earnings (loss) - basic	1.83	(3.66)	(1.83)
Earnings (loss) per common share - diluted
Continuing operations	2.27	(3.49)	(1.22)
Discontinued operations	(0.55)	(0.06)	(0.61)
Net earnings (loss) - diluted	1.72	(3.55)	(1.83)
Weighted average shares - basic	148,355,615	—	148,355,615
Weighted average shares - diluted	163,477,215	(15,121,600)	148,355,615

EX 99.2 - 5

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended December 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	1,501	—	1,501
Cost of sales	(1,234)	(23)	(1,257)
Gross profit	267	(23)	244
Selling, general and administrative expenses	(128)	(348)	(476)
Amortization of intangible assets	(13)	—	(13)
Research and development expenses	(26)	(5)	(31)
Other (charges) gains, net	(13)	—	(13)
Foreign exchange gain (loss), net	—	—	—
Gain (loss) on disposition of businesses and assets, net	(1)	—	(1)
Operating profit (loss)	86	(376)	(290)
Equity in net earnings (loss) of affiliates	79	—	79
Interest expense	(51)	—	(51)
Refinancing expense	(3)	—	(3)
Interest income	1	—	1
Dividend income - cost investments	—	—	—
Other income (expense), net	1	—	1
Earnings (loss) from continuing operations before tax	113	(376)	(263)
Income tax (provision) benefit	(16)	112	96
Earnings (loss) from continuing operations	97	(264)	(167)
Earnings (loss) from operation of discontinued operations	(3)	—	(3)
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	1	—	1
Earnings (loss) from discontinued operations	(2)	—	(2)
Net earnings (loss)	95	(264)	(169)
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	95	(264)	(169)
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	95	(264)	(169)
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	97	(264)	(167)
Earnings (loss) from discontinued operations	(2)	—	(2)
Net earnings (loss)	95	(264)	(169)
Earnings (loss) per common share - basic
Continuing operations	0.61	(1.66)	(1.05)
Discontinued operations	(0.01)	—	(0.01)
Net earnings (loss) - basic	0.60	(1.66)	(1.06)
Earnings (loss) per common share - diluted
Continuing operations	0.60	(1.65)	(1.05)
Discontinued operations	(0.01)	—	(0.01)
Net earnings (loss) - diluted	0.59	(1.65)	(1.06)
Weighted average shares - basic	159,519,584	—	159,519,584
Weighted average shares - diluted	160,278,761	(759,177)	159,519,584

EX 99.2 - 6

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	1,609	—	1,609
Cost of sales	(1,285)	4	(1,281)
Gross profit	324	4	328
Selling, general and administrative expenses	(121)	8	(113)
Amortization of intangible assets	(12)	—	(12)
Research and development expenses	(24)	1	(23)
Other (charges) gains, net	2	—	2
Foreign exchange gain (loss), net	(4)	—	(4)
Gain (loss) on disposition of businesses and assets, net	(2)	—	(2)
Operating profit (loss)	163	13	176
Equity in net earnings (loss) of affiliates	50	—	50
Interest expense	(44)	—	(44)
Refinancing expense	—	—	—
Interest income	—	—	—
Dividend income - cost investments	1	—	1
Other income (expense), net	3	—	3
Earnings (loss) from continuing operations before tax	173	13	186
Income tax (provision) benefit	(54)	(3)	(57)
Earnings (loss) from continuing operations	119	10	129
Earnings (loss) from operation of discontinued operations	(3)	—	(3)
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	1	—	1
Earnings (loss) from discontinued operations	(2)	—	(2)
Net earnings (loss)	117	10	127
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	117	10	127
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	117	10	127
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	119	10	129
Earnings (loss) from discontinued operations	(2)	—	(2)
Net earnings (loss)	117	10	127
Earnings (loss) per common share - basic
Continuing operations	0.75	0.06	0.81
Discontinued operations	(0.01)	—	(0.01)
Net earnings (loss) - basic	0.74	0.06	0.80
Earnings (loss) per common share - diluted
Continuing operations	0.74	0.06	0.80
Discontinued operations	(0.01)	—	(0.01)
Net earnings (loss) - diluted	0.73	0.06	0.79
Weighted average shares - basic	159,158,280	—	159,158,280
Weighted average shares - diluted	160,129,376	—	160,129,376

EX 99.2 - 7

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	1,675	—	1,675
Cost of sales	(1,344)	4	(1,340)
Gross profit	331	4	335
Selling, general and administrative expenses	(124)	9	(115)
Amortization of intangible assets	(13)	—	(13)
Research and development expenses	(26)	1	(25)
Other (charges) gains, net	(3)	—	(3)
Foreign exchange gain (loss), net	(1)	—	(1)
Gain (loss) on disposition of businesses and assets, net	—	—	—
Operating profit (loss)	164	14	178
Equity in net earnings (loss) of affiliates	62	—	62
Interest expense	(45)	—	(45)
Refinancing expense	—	—	—
Interest income	—	—	—
Dividend income - cost investments	84	—	84
Other income (expense), net	(1)	—	(1)
Earnings (loss) from continuing operations before tax	264	14	278
Income tax (provision) benefit	(54)	(3)	(57)
Earnings (loss) from continuing operations	210	11	221
Earnings (loss) from operation of discontinued operations	—	—	—
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	—	—	—
Earnings (loss) from discontinued operations	—	—	—
Net earnings (loss)	210	11	221
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	210	11	221
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	210	11	221
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	210	11	221
Earnings (loss) from discontinued operations	—	—	—
Net earnings (loss)	210	11	221
Earnings (loss) per common share - basic
Continuing operations	1.33	0.07	1.40
Discontinued operations	—	—	—
Net earnings (loss) - basic	1.33	0.07	1.40
Earnings (loss) per common share - diluted
Continuing operations	1.31	0.07	1.38
Discontinued operations	—	—	—
Net earnings (loss) - diluted	1.31	0.07	1.38
Weighted average shares - basic	158,163,378	—	158,163,378
Weighted average shares - diluted	159,778,255	—	159,778,255

EX 99.2 - 8

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended March 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	1,633	—	1,633
Cost of sales	(1,363)	4	(1,359)
Gross profit	270	4	274
Selling, general and administrative expenses	(134)	8	(126)
Amortization of intangible assets	(13)	—	(13)
Research and development expenses	(26)	1	(25)
Other (charges) gains, net	—	—	—
Foreign exchange gain (loss), net	1	—	1
Gain (loss) on disposition of businesses and assets, net	—	—	—
Operating profit (loss)	98	13	111
Equity in net earnings (loss) of affiliates	51	—	51
Interest expense	(45)	—	(45)
Refinancing expense	—	—	—
Interest income	1	—	1
Dividend income - cost investments	—	—	—
Other income (expense), net	2	—	2
Earnings (loss) from continuing operations before tax	107	13	120
Income tax (provision) benefit	76	(3)	73
Earnings (loss) from continuing operations	183	10	193
Earnings (loss) from operation of discontinued operations	—	—	—
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	—	—	—
Earnings (loss) from discontinued operations	—	—	—
Net earnings (loss)	183	10	193
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	183	10	193
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	183	10	193
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	183	10	193
Earnings (loss) from discontinued operations	—	—	—
Net earnings (loss)	183	10	193
Earnings (loss) per common share - basic
Continuing operations	1.17	0.06	1.23
Discontinued operations	—	—	—
Net earnings (loss) - basic	1.17	0.06	1.23
Earnings (loss) per common share - diluted
Continuing operations	1.15	0.06	1.21
Discontinued operations	—	—	—
Net earnings (loss) - diluted	1.15	0.06	1.21
Weighted average shares - basic	156,576,896	—	156,576,896
Weighted average shares - diluted	159,115,232	—	159,115,232

EX 99.2 - 9

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended December 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	1,614	—	1,614
Cost of sales	(1,342)	(23)	(1,365)
Gross profit	272	(23)	249
Selling, general and administrative expenses	(128)	(275)	(403)
Amortization of intangible assets	(12)	—	(12)
Research and development expenses	(24)	(4)	(28)
Other (charges) gains, net	(9)	—	(9)
Foreign exchange gain (loss), net	(1)	—	(1)
Gain (loss) on disposition of businesses and assets, net	(1)	—	(1)
Operating profit (loss)	97	(302)	(205)
Equity in net earnings (loss) of affiliates	46	—	46
Interest expense	(55)	—	(55)
Refinancing expense	—	—	—
Interest income	1	—	1
Dividend income - cost investments	—	—	—
Other income (expense), net	5	—	5
Earnings (loss) from continuing operations before tax	94	(302)	(208)
Income tax (provision) benefit	2	112	114
Earnings (loss) from continuing operations	96	(190)	(94)
Earnings (loss) from operation of discontinued operations	(1)	—	(1)
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	—	—	—
Earnings (loss) from discontinued operations	(1)	—	(1)
Net earnings (loss)	95	(190)	(95)
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	95	(190)	(95)
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	95	(190)	(95)
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	96	(190)	(94)
Earnings (loss) from discontinued operations	(1)	—	(1)
Net earnings (loss)	95	(190)	(95)
Earnings (loss) per common share - basic
Continuing operations	0.62	(1.22)	(0.60)
Discontinued operations	(0.01)	—	(0.01)
Net earnings (loss) - basic	0.61	(1.22)	(0.61)
Earnings (loss) per common share - diluted
Continuing operations	0.61	(1.21)	(0.60)
Discontinued operations	(0.01)	—	(0.01)
Net earnings (loss) - diluted	0.60	(1.21)	(0.61)
Weighted average shares - basic	156,401,899	—	156,401,899
Weighted average shares - diluted	158,923,443	(2,521,544)	156,401,899

EX 99.2 - 10

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	1,807	—	1,807
Cost of sales	(1,406)	2	(1,404)
Gross profit	401	2	403
Selling, general and administrative expenses	(140)	2	(138)
Amortization of intangible assets	(17)	—	(17)
Research and development expenses	(24)	1	(23)
Other (charges) gains, net	(24)	—	(24)
Foreign exchange gain (loss), net	1	—	1
Gain (loss) on disposition of businesses and assets, net	(1)	—	(1)
Operating profit (loss)	196	5	201
Equity in net earnings (loss) of affiliates	57	—	57
Interest expense	(54)	—	(54)
Refinancing expense	—	—	—
Interest income	1	—	1
Dividend income - cost investments	1	—	1
Other income (expense), net	—	—	—
Earnings (loss) from continuing operations before tax	201	5	206
Income tax (provision) benefit	(34)	(1)	(35)
Earnings (loss) from continuing operations	167	4	171
Earnings (loss) from operation of discontinued operations	—	—	—
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	—	—	—
Earnings (loss) from discontinued operations	—	—	—
Net earnings (loss)	167	4	171
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	167	4	171
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	167	4	171
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	167	4	171
Earnings (loss) from discontinued operations	—	—	—
Net earnings (loss)	167	4	171
Earnings (loss) per common share - basic
Continuing operations	1.07	0.02	1.09
Discontinued operations	—	—	—
Net earnings (loss) - basic	1.07	0.02	1.09
Earnings (loss) per common share - diluted
Continuing operations	1.05	0.03	1.08
Discontinued operations	—	—	—
Net earnings (loss) - diluted	1.05	0.03	1.08
Weighted average shares - basic	156,217,032	—	156,217,032
Weighted average shares - diluted	159,041,412	—	159,041,412

EX 99.2 - 11

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	1,753	—	1,753
Cost of sales	(1,343)	1	(1,342)
Gross profit	410	1	411
Selling, general and administrative expenses	(140)	2	(138)
Amortization of intangible assets	(17)	—	(17)
Research and development expenses	(25)	1	(24)
Other (charges) gains, net	(18)	—	(18)
Foreign exchange gain (loss), net	(1)	—	(1)
Gain (loss) on disposition of businesses and assets, net	—	—	—
Operating profit (loss)	209	4	213
Equity in net earnings (loss) of affiliates	46	—	46
Interest expense	(57)	—	(57)
Refinancing expense	(3)	—	(3)
Interest income	—	—	—
Dividend income - cost investments	79	—	79
Other income (expense), net	6	—	6
Earnings (loss) from continuing operations before tax	280	4	284
Income tax (provision) benefit	(75)	(1)	(76)
Earnings (loss) from continuing operations	205	3	208
Earnings (loss) from operation of discontinued operations	(3)	—	(3)
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	1	—	1
Earnings (loss) from discontinued operations	(2)	—	(2)
Net earnings (loss)	203	3	206
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	203	3	206
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	203	3	206
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	205	3	208
Earnings (loss) from discontinued operations	(2)	—	(2)
Net earnings (loss)	203	3	206
Earnings (loss) per common share - basic
Continuing operations	1.31	0.02	1.33
Discontinued operations	(0.01)	—	(0.01)
Net earnings (loss) - basic	1.30	0.02	1.32
Earnings (loss) per common share - diluted
Continuing operations	1.29	0.01	1.30
Discontinued operations	(0.01)	—	(0.01)
Net earnings (loss) - diluted	1.28	0.01	1.29
Weighted average shares - basic	156,301,518	—	156,301,518
Weighted average shares - diluted	159,230,197	—	159,230,197

EX 99.2 - 12

CELANESE CORPORATION AND SUBSIDIARIES
UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended March 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions, except share and per share data)
Net sales	1,589	—	1,589
Cost of sales	(1,238)	3	(1,235)
Gross profit	351	3	354
Selling, general and administrative expenses	(128)	2	(126)
Amortization of intangible assets	(16)	—	(16)
Research and development expenses	(23)	—	(23)
Other (charges) gains, net	3	—	3
Foreign exchange gain (loss), net	1	—	1
Gain (loss) on disposition of businesses and assets, net	—	—	—
Operating profit (loss)	188	5	193
Equity in net earnings (loss) of affiliates	43	—	43
Interest expense	(55)	—	(55)
Refinancing expense	—	—	—
Interest income	1	—	1
Dividend income - cost investments	—	—	—
Other income (expense), net	3	—	3
Earnings (loss) from continuing operations before tax	180	5	185
Income tax (provision) benefit	(42)	(2)	(44)
Earnings (loss) from continuing operations	138	3	141
Earnings (loss) from operation of discontinued operations	6	—	6
Gain (loss) on disposition of discontinued operations	—	—	—
Income tax (provision) benefit from discontinued operations	(2)	—	(2)
Earnings (loss) from discontinued operations	4	—	4
Net earnings (loss)	142	3	145
Net (earnings) loss attributable to noncontrolling interests	—	—	—
Net earnings (loss) attributable to Celanese Corporation	142	3	145
Cumulative preferred stock dividends	—	—	—
Net earnings (loss) available to common stockholders	142	3	145
Amounts attributable to Celanese Corporation
Earnings (loss) from continuing operations	138	3	141
Earnings (loss) from discontinued operations	4	—	4
Net earnings (loss)	142	3	145
Earnings (loss) per common share - basic
Continuing operations	0.88	0.02	0.90
Discontinued operations	0.03	—	0.03
Net earnings (loss) - basic	0.91	0.02	0.93
Earnings (loss) per common share - diluted
Continuing operations	0.87	0.01	0.88
Discontinued operations	0.03	—	0.03
Net earnings (loss) - diluted	0.90	0.01	0.91
Weighted average shares - basic	155,981,137	—	155,981,137
Weighted average shares - diluted	158,681,565	—	158,681,565

EX 99.2 - 13